UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7066

Western Asset Emerging Markets Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	August 31

Date of reporting period:	February 29, 2008

ITEM 1.                                           REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / FEBRUARY 29, 2008

Western Asset Emerging Markets Income Fund Inc. (EMD)

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	8

Statement of operations	9

Statements of changes in net assets	10

Financial highlights	11

Notes to financial statements	12

Board approval of management and subadvisory agreements	20

Additional shareholder information	25

Dividend reinvestment and cash purchase plan	26

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

While the U.S. economy continued to expand during the six-month reporting period ended February 29, 2008, it weakened significantly as the reporting period progressed. Third quarter 2007 U.S. gross domestic product (“GDP”)i growth was 4.9%, its strongest showing in four years. However, continued weakness in the housing market and an ongoing credit crunch took their toll on the economy during the last three months of 2007. During this period, GDP growth was 0.6%. Recently, there have been additional signs of an economic slowdown, leading some to believe that the U.S. may be headed for a recession. The U.S. Department of Labor said that non-farm payroll employment fell 22,000 in January 2008, the first monthly decline in more than four years. This was followed up with 63,000 jobs lost in February—the largest decline in five years. Elsewhere, the National Association of Realtors reported that existing home sales fell for the sixth consecutive month in January 2008 and the median home price was down nearly 5% versus January 2007.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate—the rate the Fed uses for loans it makes directly to banks—from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, 2007, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of 2007. In January 2008, the Fed continued to aggressively ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In March 2008, after the reporting period ended, the Fed cut the federal funds rate an additional 0.75% to 2.25%, its lowest level since December 2004. In its statement accompanying the March rate cut, the Fed stated: “Recent information indicates that the outlook for economic activity has weakened further....

Western Asset Emerging Markets Income Fund Inc.	I

Letter from the chairman continued

Financial markets remain under considerable stress, and the tightening of credit conditions and the deepening of the housing contraction are likely to weigh on economic growth over the next few quarters.”

During the six-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower).

Overall, during the six months ended February 29, 2008, two-year Treasury yields fell from 4.15% to 1.65%. Over the same time frame, 10-year Treasury yields fell from 4.54% to 3.53%. Short-term yields fell sharply in concert with the Fed’s rate cuts while longer-term yields fell less dramatically due to inflationary concerns, resulting in a steepening of the U.S. yield curveiv during the reporting period. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 5.67%.

Increased investor risk aversion in November 2007 and again in January and February 2008 caused the high-yield bond market to produce weak results over the six-month period ended February 29, 2008. During that period, the Citigroup High Yield Market Indexvi returned -1.25%. While high-yield bond prices rallied several times during the period, several flights to quality dragged down the sector, although default rates continued to be low.

Despite increased investor risk aversion, emerging markets debt generated solid results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 5.68% over the six months ended February 29, 2008. Overall solid demand, an expanding global economy, increased domestic spending and the Fed’s numerous rate cuts supported the emerging market debt asset class.

II	Western Asset Emerging Markets Income Fund Inc.

Performance review

For the six months ended February 29, 2008, Western Asset Emerging Markets Income Fund Inc. returned 6.02% based on its net asset value (“NAV”)viii and 5.00% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 5.68% over the same time frame. The Lipper Emerging Markets Debt Closed-End Funds Category Averageix increased 5.60% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.63 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of February 29, 2008. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of February 29, 2008 (unaudited)

PRICE PER SHARE	SIX-MONTH TOTAL RETURN
$14.78 (NAV)	6.02%
$13.29 (Market Price)	5.00%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEMDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Western Asset Emerging Markets Income Fund Inc.	III

Letter from the chairman continued

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 28, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
v

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

viii

NAV is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended February 29, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 12 funds in the Fund’s Lipper category.

IV	Western Asset Emerging Markets Income Fund Inc.

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) as a percent of total investments — February 29, 2008

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	1

Schedule of investments (unaudited)

February 29, 2008

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
SOVEREIGN BONDS — 51.8%
		Argentina — 4.3%
		Republic of Argentina:
500,000	DEM	7.000% due 3/18/04(a),(b)	$123,110
1,000,000	EUR	9.000% due 4/26/06(a)	478,374
550,000	EUR	9.000% due 7/6/10(a)	248,489
950,000	DEM	11.750% due 11/13/26(a)	226,827
670,192	ARS	5.830% due 12/31/33(c)	214,080
420,000	ARS	Bonds, 2.000% due 1/3/10(c)	293,403
34,000		Bonds, Series VII, 7.000% due 9/12/13	29,371
		GDP Linked Securities:
600,000	EUR	1.262% due 12/15/35(c)	103,876
490,000		1.318% due 12/15/35(c)	65,415
10,662,020	ARS	1.383% due 12/15/35(c)	338,789
		Medium-Term Notes:
500,000,000	ITL	7.000% due 3/18/04(a),(b)	124,431
1,000,000	EUR	10.000% due 2/22/07(a)	501,154
		Total Argentina	2,747,319
		Brazil — 10.9%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	10.000% due 1/1/10	571
8,243,000	BRL	10.000% due 7/1/10(d)	4,659,306
1,018,000	BRL	Series B, 6.000% due 5/15/17	958,879
1,433,000	BRL	Series F, 10.000% due 1/1/12	789,937
476,000		Federative Republic of Brazil, 7.125% due 1/20/37	514,794
		Total Brazil	6,923,487
		Colombia — 2.8%
1,700,000		Republic of Colombia, 7.375% due 9/18/37	1,814,750
		Ecuador — 1.4%
877,000		Republic of Ecuador, 10.000% due 8/15/30(e)	861,653
		Egypt — 0.4%
1,460,000	EGP	Arab Republic of Egypt, 8.750% due 7/18/12(e)	276,099
		Gabon — 0.5%
317,000		Gabonese Republic, 8.200% due 12/12/17(e)	334,039
		Indonesia — 2.6%
		Republic of Indonesia:
3,799,000,000	IDR	Series FR40, 11.000% due 9/15/25	422,045
3,120,000,000	IDR	Series FR42, 10.250% due 7/15/27	324,497
4,928,000,000	IDR	Series FR43, 10.250% due 7/15/22	519,992
3,727,000,000	IDR	Series FR45, 9.750% due 5/15/37	364,896
		Total Indonesia	1,631,430

See Notes to Financial Statements.

2	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Mexico — 6.3%
		United Mexican States, Medium-Term Notes:
1,380,000		6.050% due 1/11/40	$1,369,650
2,536,000		Series A, 5.625% due 1/15/17	2,643,780
		Total Mexico	4,013,430
		Panama — 4.1%
		Republic of Panama:
5,000		9.625% due 2/8/11	5,699
54,000		9.375% due 4/1/29	71,550
2,489,000		6.700% due 1/26/36	2,520,112
		Total Panama	2,597,361
		Peru — 0.3%
202,000		Republic of Peru, Bonds, 6.550% due 3/14/37	208,565
		Russia — 3.0%
		Russian Federation:
750,000		11.000% due 7/24/18(e)	1,078,125
455,000		12.750% due 6/24/28(e)	820,706
		Total Russia	1,898,831
		Turkey — 8.4%
		Republic of Turkey:
920,000	TRY	14.000% due 1/19/11	717,713
919,000		11.875% due 1/15/30(g)	1,392,498
3,465,000		Notes, 6.875% due 3/17/36(d)	3,209,456
		Total Turkey	5,319,667
		Uruguay — 0.3%
188,066		Oriental Republic of Uruguay, Bonds, 7.625% due 3/21/36	193,802
		Venezuela — 6.5%
		Bolivarian Republic of Venezuela:
1,053,000		8.500% due 10/8/14	1,026,675
1,089,000		5.750% due 2/26/16	898,425
217,000		7.650% due 4/21/25	186,077
		Collective Action Securities:
844,000		9.375% due 1/13/34	829,230
1,100,000		Notes, 10.750% due 9/19/13	1,177,000
		Total Venezuela	4,117,407
		TOTAL SOVEREIGN BONDS (Cost — $31,398,658)	32,937,840

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	3

Schedule of investments (unaudited) continued

February 29, 2008

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
COLLATERALIZED SENIOR LOANS — 0.2%
	United States — 0.2%
	Ashmore Energy International:
18,564	Synthetic Revolving Credit Facility, 8.250% due 3/30/12(c)	$16,150
138,410	Term Loan, 8.198% due 3/30/14(c)	120,417
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $156,619)	136,567
CORPORATE BONDS & NOTES — 38.0%
	Brazil — 5.5%
420,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22(e)	415,800
309,000	GTL Trade Finance Inc., 7.250% due 10/20/17(e)	324,118
160,000	GTL Trade Finance Inc., 7.250% due 10/20/17(e)	166,207
160,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(e)	160,400
	Vale Overseas Ltd., Notes:
471,000	8.250% due 1/17/34	519,652
1,977,000	6.875% due 11/21/36	1,920,438
	Total Brazil	3,506,615
	Chile — 0.9%
520,000	Enersis SA, Notes, 7.375% due 1/15/14	566,745
	Colombia — 0.2%
110,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(e)	115,918
	India — 0.2%
114,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(c),(e)	97,975
	Kazakhstan — 1.4%
340,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14(e)	345,100
320,000	HSBK Europe BV, 7.250% due 5/3/17(e)	281,600
320,000	TuranAlem Finance BV, Bonds, 8.250% due 1/22/37(e)	268,000
	Total Kazakhstan	894,700
	Mexico — 7.4%
520,000	America Movil SAB de CV, 5.625% due 11/15/17	517,771
	Axtel SAB de CV:
40,000	11.000% due 12/15/13	44,000
1,240,000	7.625% due 2/1/17(e)	1,264,800
240,000	Senior Notes, 7.625% due 2/1/17(e)	244,200
100,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	104,500
	Pemex Project Funding Master Trust:
810,000	6.625% due 6/15/35(e)	851,188
1,608,000	Senior Bonds, 6.625% due 6/15/35	1,689,765
	Total Mexico	4,716,224

See Notes to Financial Statements.

4	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Russia — 15.1%
1,880,000		Gaz Capital SA, Notes, 8.625% due 4/28/34(e),(g)	$2,203,548
		Gazprom:
		Bonds:
39,330,000	RUB	6.790% due 10/29/09	1,621,396
13,110,000	RUB	7.000% due 10/27/11	533,369
		Loan Participation Notes:
140,000		6.212% due 11/22/16(e)	131,782
579,000		Senior Notes, 6.510% due 3/7/22(e)	537,004
17,410,000	RUB	Gazprom OAO, 6.950% due 8/6/09	722,634
		LUKOIL International Finance BV:
160,000		6.356% due 6/7/17(e)	151,600
336,000		6.656% due 6/7/22(e)	304,920
		Russian Agricultural Bank, Loan Participation Notes:
768,000		7.175% due 5/16/13(e)	786,278
1,139,000		6.299% due 5/15/17(e)	1,064,965
		TNK-BP Finance SA:
470,000		7.500% due 7/18/16(e)	451,811
296,000		6.625% due 3/20/17(e)	265,660
470,000		Senior Notes, 7.875% due 3/13/18(e)	458,861
387,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(e)	384,601
		Total Russia	9,618,429
		Thailand — 1.8%
		True Move Co., Ltd.:
720,000		10.750% due 12/16/13(e)	680,400
480,000		10.375% due 8/1/14(e)	458,400
		Total Thailand	1,138,800
		United Kingdom — 0.4%
6,611,000	RUB	HSBC Bank PLC, Credit-Linked Notes (Russian Agricultural Bank), 8.900% due 12/20/10(e)	267,861
		United States — 2.0%
617,598		Credit Suisse, Credit-Linked Notes (TuranAlem Finance BV), 8.000% due 7/21/08(e)‡	619,050
640,000		Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	680,000
		Total United States	1,299,050
		Venezuela — 3.1%
1,930,000		Petrozuata Finance Inc., 8.220% due 4/1/17(e)	1,992,725
		TOTAL CORPORATE BONDS & NOTES (Cost — $24,231,822)	24,215,042

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	5

Schedule of investments (unaudited) continued

February 29, 2008

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

WARRANTS		SECURITY	VALUE
WARRANTS — 0.1%
1,500		Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20 (Cost — $46,500)	$55,125
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $55,833,599)	57,344,574
FACE AMOUNT†
SHORT-TERM INVESTMENTS — 9.9%
		Sovereign Bonds — 8.6%
550,000	MYR	Bank Negara Malaysia Islamic Notes, zero coupon bond to yield 3.310% due 7/24/08	169,921
		Bank Negara Malaysia Monetary Notes:
1,914,000	MYR	Series 4207, zero coupon bond to yield 3.400% due 4/22/08	596,287
446,000	MYR	Zero coupon bond to yield 3.310% due 5/29/08	138,484
2,542,000	MYR	Zero coupon bond to yield 3.320% due 6/17/08	787,952
494,000	MYR	Zero coupon bond to yield 3.310% due 7/17/08	152,671
1,263,000	BRL	Brazil Letras Tesouro Nacional, zero coupon bond to yield 10.790% due 1/1/09	682,404
		Egypt Treasury Bills:
13,075,000	EGP	Zero coupon bond to yield 7.080% due 10/28/08	2,288,855
3,725,000	EGP	Zero coupon bond to yield 6.800% due 11/11/08	650,284
		Total Sovereign Bonds (Cost — $5,350,508)	5,466,858
		U.S. Government Agency — 0.4%
250,000		Federal National Mortgage Association (FNMA), Discount Notes, 5.203% due 3/17/08(f) (Cost — $249,443)	249,443
		Repurchase Agreement — 0.9%
564,000		Morgan Stanley tri-party repurchase agreement dated 2/29/08, 3.000% due 3/3/08; Proceeds at maturity — $564,141; (Fully collateralized by U.S. government agency obligation, 5.200% due 3/5/19; Market value — $590,562) (Cost — $564,000)	564,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $6,163,951)	6,280,301
		TOTAL INVESTMENTS — 100.0% (Cost — $61,997,550#)	$63,624,875

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is currently in default.
(b)	Illiquid security.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 29, 2008.
(d)	All or a portion of this security is segregated for swap contracts and foreign currency contracts.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)	Rate shown represents yield-to-maturity.
(g)	All or a portion of this security is held at the broker as collateral for reverse repurchase agreements.
‡	Security is valued in good faith at fair value by or under the direction of the Board of Directors (see Note 1).
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

6	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.

Abbreviations used in this schedule:

ARS	–	Argentine Peso
BRL	–	Brazilian Dollar
DEM	–	German Mark
EGP	–	Egyptian Pound
EUR	–	Euro
GDP	–	Gross Domestic Product
IDR	–	Indonesian Rupiah
ITL	–	Italian Lira
MYR	–	Malaysian Ringgit
OJSC	–	Open Joint Stock Company
RUB	–	Russian Ruble
TRY	–	Turkish Lira

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

February 29, 2008

VALUE
ASSETS:
Investments, at value (Cost — $61,997,550)	$63,624,875
Foreign currency, at value (Cost — $1,005,375)	1,035,288
Cash	966
Interest receivable	1,033,948
Receivable for securities sold	122,306
Receivable for open swap contracts	1,636
Unrealized appreciation on swaps	242
Prepaid expenses	1,315
Total Assets	65,820,576
LIABILITIES:
Payable for open reverse repurchase agreements	3,391,987
Investment management fee payable	51,278
Payable for open forward currency contracts	7,734
Interest payable	5,230
Directors’ fees payable	1,417
Accrued expenses	84,042
Total Liabilities	3,541,688
TOTAL NET ASSETS	$62,278,888
NET ASSETS:
Par value ($0.001 par value; 4,214,736 shares issued and outstanding; 100,000,000 shares authorized)	$ 4,215
Paid-in capital in excess of par value	58,592,498
Undistributed net investment income	1,345,540
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	681,382
Net unrealized appreciation on investments, swap contracts and foreign currencies	1,655,253
TOTAL NET ASSETS	$62,278,888
Shares Outstanding	4,214,736
Net Asset Value	$14.78

See Notes to Financial Statements.

8	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended February 29, 2008

VALUE
INVESTMENT INCOME:
Interest	$2,376,949
Less: Foreign taxes withheld	(9,890)
Total Investment Income	2,367,059
EXPENSES:
Investment management fee (Note 2)	324,883
Interest expense (Note 3)	60,602
Excise tax (Note 1)	37,158
Audit and tax	29,913
Shareholder reports	27,460
Custody fees	17,107
Legal fees	12,818
Directors’ fees	11,074
Transfer agent fees	9,670
Stock exchange listing fees	8,756
Commitment fee (Note 4)	3,538
Insurance	1,162
Miscellaneous expenses	1,220
Total Expenses	545,361
NET INVESTMENT INCOME	1,821,698
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	888,963
Futures contracts	(158,206)
Swap contracts	1,636
Foreign currency transactions	19,817
Net Realized Gain	752,210
Change in Net Unrealized Appreciation/Depreciation From:
Investments	850,502
Futures contracts	143,200
Swap contracts	242
Foreign currencies	31,140
Change in Net Unrealized Appreciation/Depreciation	1,025,084
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	1,777,294
INCREASE IN NET ASSETS FROM OPERATIONS	$3,598,992

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	9

Statements of changes in net assets

FOR THE SIX MONTHS ENDED FEBRUARY 29, 2008 (unaudited) AND THE YEAR ENDED AUGUST 31, 2007	2008	2007
OPERATIONS:
Net investment income	$1,821,698	$3,539,237
Net realized gain	752,210	2,844,569
Change in net unrealized appreciation/depreciation	1,025,084	(3,144,693)
Increase in Net Assets from Operations	3,598,992	3,239,113
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(463,621)	(3,562,757)
Net realized gains	(2,191,663)	(4,334,736)
Decrease in Net Assets from Distributions to Shareholders	(2,655,284)	(7,897,493)
FUND SHARE TRANSACTIONS:
Reinvestment of distributions (0 and 16,939 shares issued, respectively)	—	254,936
Increase in Net Assets From Fund Share Transactions	—	254,936
INCREASE (DECREASE) IN NET ASSETS	943,708	(4,403,444)
NET ASSETS:
Beginning of period	61,335,180	65,738,624
End of period*	$62,278,888	$61,335,180
* Includes undistributed (overdistributed) net investment income, respectively, of:	$1,345,540	$(12,537)

See Notes to Financial Statements.

10	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:

	2008[1]	2007	2006	2005	2004[2]	2003[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$14.55	$15.66	$17.50	$16.16	$15.56	$11.80
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.43	0.84	0.98	1.26	1.35	1.54
Net realized and unrealized gain (loss)	0.43	(0.07)	0.39	1.77	0.90	3.87
Total income from operations	0.86	0.77	1.37	3.03	2.25	5.41
LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.85)	(1.40)	(1.69)	(0.60)	(1.65)
Net realized gains	(0.52)	(1.03)	(1.81)	—	(1.05)	—
Total distributions	(0.63)	(1.88)	(3.21)	(1.69)	(1.65)	(1.65)
NET ASSET VALUE, END OF PERIOD	$14.78	$14.55	$15.66	$17.50	$16.16	$15.56
Market Price, End of Period	$13.29	$13.28	$15.29	$17.58	$17.56	$16.80
Total Return, Based on NAV[3,4]	6.02%	4.99%	8.74%	19.94%	15.26%	48.99%
Total Return, Based on Market Price[4]	5.00%	(1.70)%	5.84%	10.14%	15.33%	53.82%
NET ASSETS, END OF PERIOD (000s)	$62,279	$61,335	$65,739	$72,773	$66,821	$63,824
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.76%	1.75%	2.10%	2.46%	2.24%	2.72%
Gross expenses, excluding interest expense	1.57	1.52	1.46	1.44	1.55	1.83
Net expenses	1.76	1.75 [5]	2.10 [5]	2.46	2.24	2.72
Net expenses, excluding interest expense	1.57	1.52 [5]	1.46 [5]	1.44	1.55	1.83
Net investment income	5.89	5.52	5.59	7.59	8.45	11.16
PORTFOLIO TURNOVER RATE	15%	90%	90%	88%	110%	179%
Supplemental Data:
Loans Outstanding, End of Period (000s)	— [6]	— [6]	— [6]	$16,000	$20,000	$20,000
Weighted Average Loan (000s)	— [6]	— [6]	$7,771 [6]	$18,707	$20,000	$20,000
Weighted Average Interest Rate on Loans	— [6]	— [6]	5.546%	3.58%	2.27%	2.51%

1	For the six months ended February 29, 2008 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	Reflects fee waivers and/or expense reimbursements.
6	At February 29, 2008, August 31, 2007 and August 31, 2006, the Fund did not have an outstanding loan.

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	11

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Emerging Markets Income Fund Inc. (the “Fund”) was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the

12	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	13

Notes to financial statements (unaudited) continued

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.  dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.

14	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Distributions to Shareholders. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which may be adjusted from time to time by the

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gains are less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination or suspension could have an adverse effect on the market price for Fund’s shares.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 29, 2008, no provision for income tax would be required in the Fund’s financial statements. However due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund.

16	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended February 29, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 8,673,603
Sales	10,105,011

At February 29, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 3,040,541
Gross unrealized depreciation	(1,413,216)
Net unrealized appreciation	$ 1,627,325

Transactions in reverse repurchase agreements for the Fund during the six months ended February 29, 2008 were as follows:

AVERAGE DAILY BALANCE*	WEIGHTED AVERAGE INTEREST RATE*	MAXIMUM AMOUNT OUTSTANDING
$3,385,223	3.541%	$3,667,502

*  Average based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.00% to 4.75% during the six months ended February 29, 2008. Interest expense incurred on reverse repurchase agreements totaled $60,602.

At February 29, 2008, the Fund had the following open reverse repurchase agreements:

FACE AMOUNT	SECURITY	VALUE
$2,108,420	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 2/4/08 bearing 2.75% to be repurchased at $2,116,312 on 3/24/08, collateralized by: $1,880,000 Gaz Capital SA, 8.625% due 4/28/34; Market value (including accrued interest) $2,258,927	$2,108,420
1,283,567	Reverse Repurchase Agreement with Credit Suisse, dated 2/21/08 bearing 3.25% to be repurchased at $1,285,769 on 3/11/08, collateralized by: $919,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $1,406,289	1,283,567
	Total Reverse Repurchase Agreements (Cost — $3,391,987)	$3,391,987

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

At February 29, 2008, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to Buy:
Indian Rupee	4,661,000	$116,570	3/14/08	$(1,430)
Indian Rupee	14,004,750	350,254	3/14/08	(4,746)
Indian Rupee	4,655,100	116,442	3/17/08	(1,558)
Net unrealized loss on open forward foreign currency contracts				$(7,734)

At February 29, 2008, the Fund held the following credit default swap contract:

Swap Counterparty:	Morgan Stanley Co., Inc.
Effective Date:	2/25/08
Reference Entity:	ATF Bank
Notional Amount:	$1,540,000
Payments Made by Fund:	Payment only if credit event occurs
Payments Received by Fund:	Fixed Rate, 4.250%
Termination Date:	3/24/08
Unrealized Appreciation	$242

4. Loan

At February 29, 2008, the Fund had a $7,000,000 credit line pursuant to an amended and restated revolving credit and security agreement (“Agreement”), dated as of November 20, 2006 and amended November 16, 2007, among the Fund, CHARTA, LLC, (the “Lender”), as successor by assignment to Panterra Funding, LLC, and Citibank N.A. (“Citibank”). Citibank acts as administrative agent and secondary lender pursuant to the Agreement. A loan made pursuant to the agreement generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the six months ended February 29, 2008 the Fund incurred a commitment fee in the amount of $3,538. The Fund did not have any borrowings outstanding during the six months ended February 29, 2008.

5. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standard Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is

18	Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report

required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its November 30, 2008 Form N-Q.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Western Asset Emerging Markets Income Fund Inc. 2008 Semi-Annual Report	19

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Emerging Markets Income Fund (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (together with Western Asset, the “Subadviser”), on an annual basis. At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2007, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and all the funds for which the Board has responsibility. In addition to the Contract Renewal Information, including information presented by management at the Contract Renewal Meeting, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and other funds in the same complex with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

20	Western Asset Emerging Markets Income Fund Inc.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a 1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the financial resources available to the parent organization of the Manager and Subadviser, Legg Mason, Inc. (“Legg Mason”).

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others. The Board also considered the brokerage policies and practices of the Manager and Subadviser, the standards applied in seeking best execution, the policies and practices of the Manager and Subadviser regarding soft dollars, the use of a broker affiliated with the Manager or the Subadviser, and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported generally to the Board on, among other things, its business plans, recent organizational changes, including Legg Mason’s plans to address the pending retirement of its Chief Executive Officer, and the compensation plan for the Fund’s portfolio managers.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end leveraged emerging markets debt funds, as classified by Lipper, regardless of asset size or primary distribution channel. The Board noted that it had received and discussed with the Manager

Western Asset Emerging Markets Income Fund Inc.	21

Board approval of management and subadvisory agreements (unaudited) continued

and Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2007 was ranked fifth among the seven funds in the Performance Universe for that period; the Fund’s performance for the 3-year period ended June 30, 2007 was ranked third among the seven funds in the Performance Universe for that period; and the Fund’s performance for the 5- and 10-year periods ended June 30, 2007 was ranked second and first, respectively, among the six funds in the Performance Universe for those periods. The Manager noted that the small number of funds in the Performance Universe, which included other funds managed by Western Asset, made meaningful comparisons difficult. The Board also considered the Fund’s performance in relation to its benchmark and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance, especially over the long term, supported continuation of the Management Agreement and Sub-advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper for the 1-year period ended June 30, 2007. The Expense Group consisted of the Fund and three other closed-end leveraged emerging market debt funds, as classified by Lipper. The Expense Group funds had assets ranging from $33.6 million to $990.3 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that the Management Fee on a contractual basis was ranked second among the four funds in the Expense Group; the Management Fee on an actual basis (i.e., giving in effect to a voluntary fee waiver implemented by the Manager), was ranked third among the funds in the Expense Group; and the Fund’s actual total expenses ranked

22	Western Asset Emerging Markets Income Fund Inc.

second among the funds in the Expense Group. The Manager noted that the small number of funds in the Expense Group made meaningful comparisons difficult and that the Expense Group included a fund significantly larger than the Fund, further distorting the comparisons. The Lipper Expense Information showed that actual total expenses were below the Expense Group average even with the inclusion of the larger fund.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data, together with a report from an outside consultant that had reviewed the Manager’s methodologies. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. Although the profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 11 percent over the period covered by the analysis, the board concluded that profitability remained at a reasonable level given the nature, scope and quality of the services provided to the fund by the Manager. However, the Board noted that the Manager had implemented a new revenue and cost allocation methodology in 2007 which was used in preparing the profitability analysis presented at the Contract Renewal Meeting and that the methodology was subject to further review and refinement.

Western Asset Emerging Markets Income Fund Inc.	23

Board approval of management and subadvisory agreements (unaudited) continued

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the management fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements from Fund counsel and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

24	Western Asset Emerging Markets Income Fund Inc.

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of the Fund was held on December 7, 2007, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

NOMINEES	Votes For	Votes Withheld
Carol L. Colman	3,686,371	74,734
Daniel P. Cronin	3,687,068	74,037

At February 29, 2008, in addition to Carol L. Colman and Daniel P. Cronin, the other Directors of the Fund were as follows:

Paolo Cucchi

Leslie H. Gelb

R. Jay Gerken

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Western Asset Emerging Markets Income Fund Inc.	25

Dividend reinvestment and cash purchase plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of Western Asset Emerging Markets Income Fund Inc. (“Fund”) will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market

26	Western Asset Emerging Markets Income Fund Inc.

purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

Western Asset Emerging Markets Income Fund Inc.	27

Dividend reinvestment and cash purchase plan (unaudited) continued

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon

28	Western Asset Emerging Markets Income Fund Inc.

any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to the Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Emerging Markets Income Fund Inc.	29

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Western Asset Emerging

Markets Income Fund Inc.

Directors	Subadviser
Carol L. Colman	Western Asset Management
Daniel P. Cronin	Company
Paolo M. Cucchi	Western Asset Management
Leslie H. Gelb	Company Limited
R. Jay Gerken, CFA
Chairman	Custodian
William R. Hutchinson	State Street Bank and Trust
Riordan Roett	Company
Jeswald W. Salacuse	225 Franklin Street
Boston, Massachusetts 02110
Officers
R. Jay Gerken, CFA	Transfer Agent
President and	American Stock Transfer &
Chief Executive Officer	Trust Company
59 Maiden Lane
Kaprel Ozsolak	New York, New York 10038
Chief Financial Officer
and Treasurer	Independent Registered Public
Accounting Firm
Ted P. Becker	KPMG LLP
Chief Compliance Officer	345 Park Avenue
New York, New York 10154
Robert I. Frenkel
Secretary and	Legal Counsel
Chief Legal Officer	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
Thomas Mandia	New York, New York 10017-3909
Assistant Secretary
New York Stock Exchange Symbol
Steven Frank
Controller	EMD

Albert Laskaj
Controller

Western Asset Emerging Markets
Income Fund Inc.
55 Water Street
New York, New York 10041

Investment Manager
Legg Mason Partners
Fund Advisor, LLC

Western Asset Emerging Markets Income Fund Inc.

WESTERN ASSET EMERGING MARKETS INCOME FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer &
Trust Company
59 Maiden Lane
New York, New York 10038

WAS04029 4/08 SR08-534

ITEM 2.                                                  CODE OF ETHICS.

Not Applicable.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

                                                                                                Not Applicable.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.                                                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.                                            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                            CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                            EXHIBITS.

(a) (1)  Not applicable.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Emerging Markets Income Fund Inc.

Date:	May 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Emerging Markets Income Fund Inc.

Date:	May 5, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
Western Asset Emerging Markets Income Fund Inc.

Date:	May 5, 2008